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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2002

DAKOTA GROWERS PASTA COMPANY (Exact name of Registrant as specified in its charter)
North Dakota (State or other jurisdiction of incorporation)	33-99834 (Commission File Number)	46-0423511 (I.R.S. Employer Identification No.)
One Pasta Avenue P.O. Box 21 Carrington, North Dakota (Address of principal executive offices)		58421-0021 (Zip Code)

Registrant's telephone number, including area code: (701) 652-2855

Item 1.    Not Applicable and therefore Omitted.

Item 2.    Not Applicable and therefore Omitted.

Item 3.    Not Applicable and therefore Omitted.

Item 4.    Not Applicable and therefore Omitted.

Item 5.    Other Events.

        On February 27, 2002, pursuant to Rule 425 under the Securities Act of 1933, Dakota Growers Pasta Company ("Company") filed with the Securities and Exchange Commission a letter from Thomas Friezen, the Chief Financial Officer of the Company, to Pam Muslin at Farmers Union.

Item 6.    Not Applicable and therefore Omitted.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 1	Letter to Farmers Union filed under Rule 425 of the Securities Act of 1933

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY

Dated: February 27, 2002	By	/s/ Timothy J. Dodd Timothy J. Dodd, President, General Manager and Principal Executive Officer

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  Item 1. Not Applicable and therefore Omitted.
  Item 2. Not Applicable and therefore Omitted.
  Item 3. Not Applicable and therefore Omitted.
  Item 4. Not Applicable and therefore Omitted.
  Item 5. Other Events.
  Item 6. Not Applicable and therefore Omitted.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE